IVY FUNDS
Supplement dated March 11, 2008
to the
Ivy Equity Funds Prospectus dated July 31, 2007
and supplemented September 13, 2007 and February 4, 2008
and
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2007 and supplemented September 13, 2007 and February 4, 2008

The following replaces the corresponding section of "Your Account" titled "Class I Shares":

Class I shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan certain financial intermediaries that charge their customers transaction fees with respect to their customers' investments in the Funds endowments, foundations, corporations and high net worth individuals using a trust or custodial platform investors participating in 'wrap fee' or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI participants of the Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.